EMFB-SUMSUP-3

Summary Prospectus Supplement dated June 16, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Emerging Markets Flexible Bond Fund

The following information replaces in its entirety the information appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Avi Hooper	Portfolio Manager (co-lead)	2015
Rashique Rahman	Portfolio Manager (co-lead)	2015
Michael Hyman	Portfolio Manager	2016
Rob Turner	Portfolio Manager	2017”

EMFB-SUMSUP-3